UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2013

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Curaçao	0-19961	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curaçao	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-59-99-465-8525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on August 16, 2013, the Company received a notification from the NASDAQ Stock Market stating that the Company was no longer in compliance with NASDAQ Listing Rule 5250(c)(1) because it did not timely file with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. On October 15, 2013, the Company submitted to the staff of the listing qualifications department of NASDAQ (the “NASDAQ Staff”), pursuant to the NASDAQ Staff’s request as set forth in the notification, a plan to regain compliance with NASDAQ’s continued listing requirements. The NASDAQ Staff has discretion to grant up to 180 calendar days (i.e., to February 10, 2014) from the original non-compliance date for the Company to regain compliance. A 180 calendar day extension is the maximum discretionary period the NASDAQ Staff may grant without requiring further proceedings involving a NASDAQ hearings panel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.

By:	/s/ Jeffrey M. Schumm
Jeffrey M. Schumm Chief Administrative Officer, General Counsel and Corporate Secretary

Date: October 15, 2013